SCHEDULE 14A

 PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

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Flaherty & Crumrine Dynamic Preferred
and Income Fund Incorporated

 (Name of Registrant as Specified in Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO THE PROXY STATEMENT AND PROSPECTUS DATED MARCH 17, 2025

IMPORTANT NOTICE: Annual Meeting of Shareholders Adjourned to June 6, 2025

May 16, 2025

Dear Shareholder:

The Annual Meeting (the “Meeting”) of shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (NYSE: DFP) (the “Fund”), originally scheduled for April 16, 2025, has been adjourned to solicit additional shareholder votes on the proposals.

The Meeting was called to ask the shareholders to elect Directors and to approve a new investment advisory agreement with Flaherty & Crumrine Incorporated. The Board of Directors of the Fund (the “Board”) unanimously recommends that you vote FOR the Proposals.

If you already authorized your vote on the original proxy, and do not wish to change your vote, we thank you for your participation. No further action is necessary on your part unless you have changed the custodian holding your shares (see Instruction B.2 below for more information).

If you haven’t yet voted, it is important that you authorize your proxy to vote your shares, no matter the size of your investment, as each vote has a direct impact on the outcome of the Proposals. Please see the instructions below on how to vote.

The original record date for the Meeting was January 16, 2025. Recognizing that the Meeting must be reconvened and that the continuation of the solicitation of shareholders would be required, the Board has established a new record date of May 7, 2025 (the “Record Date”) for the adjourned Meeting, which has been adjourned to June 6, 2025 at 8 a.m. Pacific time.

A.	INSTRUCTIONS FOR NEW SHAREHOLDERS:

If you have become a shareholder since the original record date of January 16, 2025 – A copy of the Notice and Proxy Statement is enclosed with this letter, together with a proxy relating to the Proposals. Please take a moment to authorize a proxy to vote your shares today by following the applicable instructions that appear on the enclosed proxy card (or voting instruction form) regarding voting by internet, telephone or mail. If you have any questions regarding the Proposals or how to vote your shares, please call the Fund’s proxy solicitor, Okapi Partners, toll-free at (877) 279-2311 or by email at: Flaherty@okapipartners.com.

B.	INSTRUCTIONS FOR SHAREHOLDERS AS OF JANUARY 16, 2025:

If you were a shareholder of the Funds on January 16, 2025 — A proxy relating to the Proposals is enclosed and instructions are included below for your voting status. Please consult the Notice and Proxy Statement for more information regarding the Proposals. The proxy statement is available at www.okapivote.com/Flaherty.  If you would like another copy of the Notice and the Proxy Statement, please call (877) 279-2311, and one will be provided free of charge.

1.	IF YOU DID NOT PREVIOUSLY AUTHORIZE A PROXY TO VOTE YOUR SHARES, please disregard any voting proxy cards or instruction form(s) that you may have received previously and take a moment to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at (877) 279-2311. VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

2.	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES (AND ARE AT THE SAME CUSTODIAN AS YOU WERE ON THE ORIGINAL RECORD DATE) AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, the named proxies will vote your shares according to your instructions on your previously submitted proxy card or pursuant to your instructions previously submitted by telephone or through the internet. If you have changed custodians since the previous record date, you will need to resubmit your voting instructions.

3.	IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the applicable instructions that appear on the enclosed proxy card (or voting instruction form) regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at (877) 279-2311.

The information in this letter amends the Proxy Statement and supplements any other information about the Meeting previously delivered to you (this letter and the Proxy Statement together are referred to in this letter as the “Proxy Statement”). A Notice of Adjourned Session of Annual Meetings of Shareholders is included below.

Please read the Proxy Statement carefully for information concerning the Proposals to be brought before the Meetings. Regardless of whether you plan to attend the Meeting, we urge you to authorize your vote by following the applicable instructions that appear on the enclosed proxy card (or voting instruction form) regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at (877) 279-2311. If you attend the Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the internet or by telephone. Proxies may be revoked at any time before they are exercised at the Meeting by submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the adjourned session of the Meeting.

As of the close of business on May 7, 2025, there were 20,539,430 shares outstanding of the Fund. As of the record date of May 7, 2025, to the best of a Fund’s knowledge, no persons beneficially owned more than 5% of the outstanding shares of either Fund* and the only owner of record of 5% or more of the outstanding shares of either Fund was Cede & Co., which is the representative of all shareholders who hold shares with their broker. Cede & Co. does not vote your shares.

Name and Address of Record Owner	Title of Class	Amount and Nature or Ownership	Percent of Class

Cede & Co.** Depository Trust Company 55 Water Street, 25th Floor New York NY 10041	Common Stock	DFP – (Record)	99.96%

*	As of May 7, 2025, the Directors and officers, as a group, owned less than 1% of the shares of each Fund.
**	A nominee partnership of the Depository Trust Company.

To the extent the information in the Notice and the Proxy Statement has not been amended by this letter or the accompanying Notice of Adjourned Session of Annual Meeting of Shareholders, such information remains applicable to this solicitation of proxies and the Meeting.

Remember, your vote counts. Please vote today. Thank you for your prompt attention to this matter.

NOTICE OF ADJOURNED SESSION OF ANNUAL MEETING OF SHAREHOLDERS

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

To Be Reconvened on June 6, 2025

NOTICE IS HEREBY GIVEN that the adjourned session of the Annual Meeting of the Shareholders (the “Meeting”) of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”), will be reconvened on 8:00 a.m., Pacific time, on June 6, 2025, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 800, Pasadena, California 91101. At the Meetings, you and the other shareholders of the Fund will be asked to consider and vote upon the following proposals:

1.	To elect Directors of the Fund (Proposal 1).

2.	To approve a new investment advisory agreement with Flaherty & Crumrine Incorporated for the Fund (Proposal 2).

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

It is important that you vote your shares no matter the size of your investment. The Board unanimously recommends that you vote “FOR” the Proposals.

Shareholders of record as of the close of business on May 7, 2025, are entitled to notice of, and to vote or provide voting instructions at, the reconvened session of the Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

If, by the time scheduled for the reconvened Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the Proposals are not received from shareholders, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitations (e.g., additional phone calls, emails and mail reminders) of proxies from shareholders and to reconvene at the same or some other place. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 120 days after the new record date of May 7, 2025.

Please read the Proxy Statement carefully for information concerning the Proposals. Regardless of whether you plan to attend the Meeting, we urge you to vote by following the applicable instructions that appear on the enclosed proxy card (or voting instruction card) regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor, Okapi Partners, toll-free at: (877) 279-2311. If shares of the Fund are registered in your name and you attend the Meeting, you may vote in person even if you have previously returned your proxy card or have voted via the internet or by telephone. Proxies may be revoked at any time before they are exercised at the Meeting by submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Meeting.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the reconvened Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendation of the Board “FOR” approval of the Proposals.

Sincerely,

Chad Conwell
Secretary